UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2019

Asterias Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36646	46-1047971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555

(Address of Principal Executive Offices)

(510) 456-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, Asterias Biotherapeutics, Inc., a Delaware corporation (“Asterias”), entered into an Agreement and Plan of Merger on November 7, 2018 (the “Merger Agreement”) with BioTime, Inc., a California corporation (“BioTime”), and Patrick Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of BioTime (“Merger Sub”). Asterias’ stockholders adopted the Merger Agreement at a special meeting of stockholders held on March 7, 2019 (the “Special Meeting”). Pursuant to the terms of the Merger Agreement, on March 8, 2019, following the filing of a Certificate of Merger with the Secretary of the State of Delaware, Merger Sub merged with and into Asterias, and the separate corporate existence of Merger Sub thereupon ceased with Asterias continuing as the surviving corporation and a wholly-owned subsidiary of BioTime (the “Merger”).

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each share of common stock, par value $0.0001 per share, of Asterias (an “Asterias Share”) issued and outstanding immediately prior to the effective time of the Merger (other than shares held by BioTime, Merger Sub, any subsidiary of BioTime or Asterias, or held by Asterias as treasury shares) was converted into the right to receive 0.71 fully paid and non-assessable shares of common stock of BioTime, no par value per share (a “BioTime Share”). No fractional BioTime Shares were issued in the Merger, and Asterias’ stockholders will receive cash in lieu of any fractional shares.

Further, at the effective time of the Merger, outstanding awards of Asterias restricted stock units issued under an Asterias equity plan (“Asterias RSUs”) were cancelled and converted into the right to receive 0.71 BioTime Shares for each Asterias Share underlying such Asterias RSUs. In addition, each outstanding and unexercised option award to acquire Asterias Shares granted under an Asterias equity plan was cancelled for no consideration.

The issuance of BioTime Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to BioTime’s registration statement on Form S-4 (File No. 333-229141) filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2019, as amended on January 14, 2019. The registration statement contains additional information about the Merger, including information concerning the interests of directors, executive officers and affiliates of Asterias and BioTime in the Merger. BioTime Shares are listed on the NYSE American stock exchange (“NYSE American”) under the symbol “BTX.” BioTime filed with NYSE American a notification form for the listing of additional shares with respect to the BioTime Shares to be issued to the holders of Asterias capital stock in the Merger so that these shares are listed on NYSE American.

The foregoing description of the Merger and the Merger Agreement, and transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is set forth as Annex A to the Joint Proxy Statement/Prospectus filed with the SEC on February 4, 2019 and first mailed to Asterias shareholders on or about February 6, 2019, and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, on March 8, 2019, Asterias notified NYSE American that the Merger had been completed, and requested that NYSE American delist the Asterias Shares. In addition, Asterias requested that NYSE American file an application on Form 25 with the SEC to remove the Asterias Shares from listing on NYSE American and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Asterias intends to file a certificate on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

The information set forth in Item 2.01 of this Current Report is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change in control of Asterias occurred, and Asterias is now a wholly owned subsidiary of BioTime. The information set forth in Items 2.01 and 5.02 of this Current Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the closing of the Merger and pursuant to the terms of the Merger Agreement, all of the members of Asterias’ board of directors resigned as of the effective time of the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, the certificate of incorporation and bylaws of Asterias were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of Asterias are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following matters were voted upon, with the final results for each matter disclosed below.

Proposal 1: To consider and vote on a proposal to adopt the Merger Agreement:

For	Against	Abstentions	Broker Non-Votes
34,696,757	1,104,619	54,781	None

The proposal to approve the adjournment or postponement of the Special Meeting, if necessary (Proposal 2), to solicit additional proxies if there were insufficient votes to approve Proposal 1, was not voted upon at the Special Meeting since there were sufficient votes to approve Proposal 1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 7, 2018, by and among BioTime, Inc., Patrick Merger Sub, Inc. and Asterias Biotherapeutics, Inc. (incorporated by reference to Annex A to BioTime, Inc.’s Joint Proxy Statement/Prospectus filed with the SEC on March 4, 2019).

3.1	Amended and Restated Certificate of Incorporation of Asterias Biotherapeutics, Inc.

3.2	Amended and Restated Bylaws of Asterias Biotherapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

By:	/s/ Brian M. Culley
Brian M. Culley Chief Executive Officer

Date: March 8, 2019